SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                            Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement
[ ] Confidential, for Use of The Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             Competitive Technologies, Inc.
                   (Name of Registrant as Specified in Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:


                            COMPETITIVE TECHNOLOGIES, INC.
                                   1960 Bronson Road
                             Fairfield, Connecticut  06430


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            to be held on December 19, 1997


To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

         Notice is hereby given that the Annual Meeting of Stockholders of COMPETITIVE TECHNOLOGIES, INC. (the "Company") will be held at the Norwalk Inn, 99 East Avenue, Norwalk, Connecticut 06851 on
Friday, December 19, 1997 at 9:00 A.M. local time for the following purposes:

         1. Electing a Board of Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

         2. Considering and acting upon a proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 7,964,080 to 20,000,000;

         3. Considering and acting upon a proposal to amend the Company's Restated Certificate of Incorporation to authorize 5,000,000 shares of undesignated Class A
               Preferred Stock;

         4. Considering and acting upon a proposal to approve the 1997 Employees' Stock Option Plan and reserving 275,000 shares of Common Stock for options under the Plan; and

         5. Transacting such other business as may properly come before the meeting or any adjournments thereof.


         The Board of Directors has fixed the close of business on October 31, 1997 as the record date for determination of the stockholders entitled to notice of and to vote at said meeting and/or adjournments thereof.

         If you do not expect to be present personally at the meeting, please complete, date, sign and return the accompanying proxy without delay.
                                        By Order of the Board of Directors



                                        Frank R. McPike, Jr.
                                        Secretary

November 12, 1997



                                    PROXY STATEMENT


                            COMPETITIVE TECHNOLOGIES, INC.
                                   1960 Bronson Road
                             Fairfield, Connecticut  06430

                        --------------------------------------

         This Proxy Statement is being furnished to stockholders in connection with the solicitation by the Board of Directors of Competitive Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the form enclosed herewith for the Company's annual meeting of stockholders to be held December 19, 1997. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors; FOR the amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock; FOR the amendment to the Company's Restated Certificate of Incorporation to authorize 5,000,000 shares of undersignated Class A Preferred Stock; and FOR approval of the 1997 Employees' Common Stock Option Plan. Any proxy may be revoked at any time prior to the voting thereof by notifying the Company, there being no formal procedure required. The approximate date on which this Proxy Statement and the form of proxy enclosed herewith are first to be sent or given to the Company's stockholders is intended to be November 19, 1997.

         Only the holders of record of the Company's 5,956,403 outstanding shares of Common Stock and 2,427 outstanding shares of Preferred Stock at the close of business on October 31, 1997, will be entitled to vote at the meeting. Each share of Common Stock and each share of Preferred Stock is entitled to one vote on each matter to be voted upon. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matters submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to that matter. On each of the two proposals to amend the Company's Certificate of Incorporation, such broker non-votes will have the same effect as negative votes.

                                 ELECTION OF DIRECTORS

         At the meeting a Board of eight directors is to be elected by plurality vote. All of the nominees named below are currently directors of the Company. There is no family relationship between any director or executive officer of the Company or any person nominated by the Company to become a director or executive officer.
In the event that any of the nominees for director should be unable to serve, discretionary authority is solicited to vote for the election of other persons. Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company has no reason to believe that any of the nominees named will not be available for election as directors for their prescribed terms.

      The following table sets forth information with respect to each nominee for director according to the information furnished the Company by him:



Name, Age and               Principal Occupation
Positions Presently         During Past Five                      Director of
Held with                   Years; Other Public                   Company
Company                     Directorships                         Since


George C.J. Bigar           Private Investor.                     December,
  40                                                              1996

Michael G. Bolton           Managing Director, Safeguard          September,
  54                        Scientifics, Inc. (a company          1994
                            that strategically invests
                            in and actively supports
                            technology driven growth
                            companies) since September,
                            1997; prior thereto Vice
                            President for Advancement
                            at Lehigh University.

Bruce E. Langton            Retired financial executive;          July, 1987
  66                        prior to August, 1987 Assistant
                            Treasurer of IBM Corporation
                            (manufacturer of data process-
                            ing equipment and systems).
                            Currently consultant in invest-
                            ment management and Trustee of
                            Institutional Mutual Funds,
                            Bankers Trust Co.

H.S. Leahey                 Manager, Technology Alliances,        March, 1994
  48                        Monsanto Company (a company
                            involved in agriculture,
                            nutrition, consumer products
                            and pharmaceuticals) since
                            February, 1997; prior thereto
                            Director, Industrial Contracts
                            and Licensing, Washington
                            University in St. Louis.


Frank R. McPike, Jr.        Secretary since August, 1989;         July, 1988
  48, Vice President,       Treasurer since July, 1988;
  Finance, Treasurer        Vice President, Finance and
  and Secretary             Chief Financial Officer of the
                            Company since December, 1983.


John M. Sabin               Senior Vice President, Chief          December,
  42                        Financial Officer/Treasurer,          1996
                            Vistana, Inc. (a developer of
                            vacation/timeshares) since
                            February, 1997; Vice President,
                            Finance, Choice Hotels
                            International, Inc. since
                            October, 1996; Vice President-
                            Mergers and Acquisitions,
                            Choice Hotels International, Inc.
                            since June, 1995; Vice
                            President-Finance and
                            Assistant Treasurer, Manor
                            Care, Inc. and Choice Hotels
                            International, Inc. since
                            December, 1993;  Vice President-
                            Corporate Mergers and Acquisitions,
                            Marriott Corporation, 1988 to
                            December, 1993.

George M. Stadler           President and Chief Executive         December,
  50, President and         Officer of the Company since          1993
  Chief Executive           December, 1993; President and
  Officer                   Chief Operating Officer of the
                            Company since September, 1992;
                            President, Competitive Techno-
                            logies of PA, Inc. (a wholly-
                            owned technology transfer sub-
                            sidiary of Lehigh University
                            prior to the sale of 80% of its
                            stock to the Company in February,
                            1993) since April, 1991.

Harry Van Benschoten        Retired accounting executive;         July, 1987
  69                        Vice President, Accounting of
                            Newmont Mining Corporation
                            from 1967-1986.  Also a
                            Director of Canada Life
                            Insurance Co. of New York,
                            and Trustee of Bankers Trust
                            Company Pyramid and BT Advisor
                            Fund Series.


      Messrs. Bigar, Bolton, Sabin and Stadler (Chairman), are members of the executive committee. Messrs. Langton (Chairman), McPike and Sabin are members of the audit committee. Messrs. Bolton, Leahey (Chairman), and Stadler are members of the nominating committee.
Messrs. Bigar, Langton (Chairman), and Van Benschoten are members of the compensation and stock option committee. The compensation committee also serves as the incentive compensation committee.

                            BENEFICIAL OWNERSHIP OF SHARES


      The following information is furnished to indicate the beneficial ownership of the Company's Common Stock by each director and nominee, by certain executive officers of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners as of October 1, 1997.

Name (and Address if more
than 5%) of Beneficial               Amount Beneficially
Owners                               Owned (A)                    Percent (B)

Directors and Nominees

George C.J. Bigar                      38,300                        --
Michael G. Bolton                       3,794                        --
Bruce E. Langton                       11,850                        --
H.S. Leahey                             2,694                        --
Frank R. McPike, Jr.                   78,827    (C)                1.3%
John M. Sabin                             600                        --
George M. Stadler                     180,006    (D)                2.9%
Harry Van Benschoten                    7,500                        --
All directors and executive
  officers as a group                 323,571    (E)                5.2%

Additional 5% Owners

Dimensional Fund Advisors, Inc.       312,300    (F)                5.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401


(A) Except as indicated in the notes which follow, the designated person or group has sole voting and investment power.
(B)   Percentages of less than 1% are not shown.
(C) Consists of 15,285 shares of Common Stock, plus 63,542 stock options deemed exercised solely for purposes of showing total shares owned by Mr. McPike. Includes 2,927 shares of Common Stock held by Webster Trust as Trustee under the Company's Employees' Common Stock Retirement Plan, as to which Mr. McPike has shared investment power. Does not include 8,306 shares of Common Stock allocated to Mr. McPike under said Retirement Plan; Trustee has sole voting and investment power with regard thereto.
(D) Consists of 6 shares of Common Stock plus 180,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Stadler. Does not include 8,289 shares of Common Stock allocated to Mr. Stadler under the Company's Employees' Common Stock Retirement Plan; these shares are held by Webster Trust as Trustee and said Trustee has sole voting and investment power with regard thereto.
(E) Consists of 80,029 shares of Common Stock plus 243,542 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by such group.
(F) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 312,300 shares of the Company's Common Stock as of June 30, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of such shares.

      At October 1, 1997, the stock transfer records maintained by the Company with respect to its Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.

      The following table sets forth information with respect to the common stock, $.001 par value per share, of University Optical Products Co. ("UOP"), a subsidiary of the Company, beneficially owned by each director and nominee for director, by certain executive officers of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock at October 1, 1997.

                                  Shares of Common                Percent
       Name                       Stock of UOP (A)                of Class (B)



George C.J. Bigar                      None                       --
Michael G. Bolton                      None                       --
Bruce E. Langton                       None                       --
H.S. Leahey                            None                       --
Frank R. McPike, Jr.                  14,000                      --
John M. Sabin                          None                       --
George M. Stadler                      None                       --
Harry Van Benschoten                   None                       --
All directors and executive
  officers of the Company
  as a group                          14,000                      --


(A) Does not include 1,333,333 shares of UOP class A stock (which have four votes per share and are convertible into an equal number of shares of UOP common stock) and 2,757,735 shares of UOP common stock owned by the Company and 1,927 shares of UOP common stock owned by Genetic Technology Management, Inc., a wholly-owned subsidiary of the Company.
(B)   Percentages of less than 1% are not shown.


                                EXECUTIVE COMPENSATION

Summary Compensation

      The following table summarizes the total compensation paid by the Company for services rendered during each of the fiscal years ended July 31, 1997, 1996 and 1995 to the Chief Executive Officer of the Company and each of the other executive officers of the Company who had annual compensation for the fiscal year ended July 31, 1997 in excess of $100,000 (the "Specified Executives"):

                              SUMMARY COMPENSATION TABLE

                                Annual Compensation (1)

                                                         Long Term
                                                        Compensation

                                                          Awards

                                                        Securities     All Other
Name and Principal   Fiscal                             Underlying     Compensation
Position             Year      Salary ($)  Bonus ($)    Options (#)      ($)(2)

George M. Stadler,   1997      $197,808    $18,000        20,000        $15,105
  President and      1996       172,923       --          30,000         15,874
  Chief Executive    1995       153,845       --          52,500         14,799
  Officer

Frank R. McPike,     1997       167,712     12,000        12,000         14,320
  Jr., Vice Presi-   1996       149,076       --          15,000         14,977
  dent, Finance and  1995       140,765       --          20,000         14,136
  Chief Financial
  Officer


(1) The aggregate amount of any perquisites or other personal benefits was less than 10% of the total of annual salary and bonus and is not included in the above table.
(2) Consists principally of amounts contributed for the above executive officers to the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan. The dollar amounts are converted into shares of Company Common Stock valued at the mean between the high and the low price on the American Stock Exchange on the last day of the fiscal year. Also includes premiums paid for term life insurance policies (see below).

Option Grants

      The following table summarizes the stock options granted by the Company during the fiscal year ended July 31, 1997 to the Specified
Executives:

                             OPTION GRANTS IN LAST FISCAL YEAR

                    Individuals Grants
                                                                          Potential
                                   % of                                   Realizable
                                  Total                                     Value
                      Number     Options                                  at Assumed
                        of       Granted                                    Annual
                     Securities     to                                      Rates of
                     Underlying  Employees                                Stock Price
                     Options        in       Exercise                    Appreciation
                     Granted      Fiscal      Price      Expiration          for
Name                 (#)(1)        Year       ($/Sh)       Date           Option Term

                                                                        5% ($)   10% ($)

George M. Stadler    20,000       30%        $ 9.625     12/20/06     $121,062  $306,795
Frank R. McPike,     12,000       18%          9.625     12/20/06       72,637   184,077
  Jr.


(1)  Options become exercisable six months after date of grant.

Option Exercises and Year End Value

      The following table summarizes stock options held at the end of the fiscal year ended July 31, 1997 by the Specified Executives (none of such persons exercised any Company stock options during such fiscal year):


  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES



                                            Number of
                                            Securities        Value of
                                            Underlying        Unexercised
                                            Unexercised       In-the-Money
                          Shares            Options           Options at
                          Acquired          at FY-End (#)     FY-End ($)
                             on             Exercisable/      Exercisable/
Name                      Exercise (#)      Unexercisable     Unexercisable


George M. Stadler           None             180,000 /-0-     $438,125 /  N/A
Frank R. McPike, Jr.        None              74,500 /-0-      239,000 /  N/A


Employment Agreements

      On August 1, 1995, the Company entered into an employment contract with George M. Stadler providing for his employment as President and Chief Executive Officer of the Company for a term ending on August 1, 1999 and for the payment of compensation to him at a minimum rate of $160,000 per year. The agreement provides for automatic one-year renewals beginning in 1999 unless terminated by either party and for a one-year period of noncompetition following termination by Mr. Stadler. The agreement contains provisions for termination in the event of death or disability and gives the Company the right to terminate for cause, which is defined as any criminal act by Mr. Stadler for which he is convicted.

      On January 7, 1997, the Company entered into an employment contract with Frank R. McPike, Jr. providing for his employment as Chief
Financial Officer of the Company for a term ending on January 6, 2000 and for the payment of compensation to him at a minimum rate of $167,000 per year. The agreement provides for automatic one-year renewals beginning in 2000 unless terminated by either party and for a two-year period of noncompetition following termination by Mr. McPike. The agreement contains provisions for termination in the event of death or disability and gives the Company the right to terminate for cause, which is defined as any criminal act by Mr. McPike.

Other Arrangements

      The Company provides term life insurance for certain of its officers. The policy amount in the event of death is $500,000 for Mr. Stadler and $250,000 for Mr. McPike. Premiums of $1,245 for Mr. Stadler's policy in 1997 and 1996 (there was no policy prior to this) and $460 for Mr. McPike's policy in each of 1995, 1996 and 1997 were paid by the Company.

      The Company through December 31, 1996 maintained a simplified employee pension ("SEP") plan for employees of the Company pursuant to the Internal Revenue Code. Effective January 1, 1997, the Company established a 401-K plan. Under both the SEP plan and the 401-K plan, an eligible employee may elect to make a salary reduction of up to 15% of his compensation as defined in the plan, with the Company then contributing that amount to the plan for the employee. Employee contributions for any calendar year are limited to a specific dollar amount that is indexed to reflect inflation ($9,500 for 1996). For fiscal 1997, the Company contributed $4,622 for Mr. Stadler, and $4,750 for Mr. McPike.

      Effective August 1, 1990, the Company adopted the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan (the "Retirement Plan"). The Retirement Plan is a "stock bonus plan" that is intended to be tax qualified under the Internal Revenue Code. All employees of the Company are eligible to participate in the Retirement Plan. Annually, a committee of independent directors determines the number of shares of the Company's Common Stock, if any, to be contributed to the Retirement Plan. These shares are allocated among participants who are employed on the last day of the year and who performed at least 1,000 hours of service during the year in proportion to their relative compensation in a manner that is integrated with the Company's Social Security contribution on behalf of employees; that is, the contribution made with respect to compensation in excess of the Social Security wage base will generally be twice as large in proportionate terms as the contribution made with respect to compensation below the wage base. The Company's contributions are held in trust with a separate account established for each participant.

      The maximum amount of Company Common Stock that can be contributed to the Retirement Plan in any year is the number of shares with fair market value equal to 15% of that year's compensation reduced by the SEP and 401-K plan contributions paid to Retirement Plan participants, but in no event more than 1% of the Company's outstanding shares at the end of the previous year. There is no minimum or required contribution.
The maximum number of shares that can be allocated to any individual participant's account in any year is the number of shares with a fair market value equal to the lesser of $30,000 or 25% of his compensation for that year reduced by the SEP and 401-K plan contributions.

      Participants become entitled to a distribution of the shares allocated to their accounts upon disability, death or other termination of employment. They are entitled to receive their vested account balance. Participants obtain a 100% vested interest in their accounts upon completing 5 years of service with the Company. If the Retirement Plan becomes "top heavy" as defined by the Internal Revenue Code, participants become 20% vested after 2 years of service, 40% vested after 3 years of service, 60% vested after 4 years of service, and 100% vested after 5 years of service.

      Company stock that is contributed to the Retirement Plan is held in the custody of the Retirement Plan's trustee, Webster Trust in Westport, Connecticut. The trustee has the power to vote Company shares that are owned by the Retirement Plan. For the fiscal year ended July 31, 1997, the Board authorized a contribution of 9,654 shares. Shares allocated to Messrs. Stadler and McPike under the Retirement Plan for the year ended July 31, 1997, were 1,260 and 1,260, respectively, and were 2,520 shares for all executive officers as a group. See also Summary Compensation Table - "All Other Compensation" for dollar values ascribed to Messrs. Stadler and McPike.

      The Company has an incentive compensation plan pursuant to which an amount equal to 10% of the operating income of the Company (defined and adjusted as provided in said plan) shall be credited each year to an incentive fund, from which cash awards are to be made to key employees of the Company by a committee, none of whose members is eligible to receive awards. No amounts may be credited to the incentive fund until such time, if ever, as the Company experiences a fiscal year in which operating income (as defined in said plan) has been earned. No such operating income has yet been earned.

      The Company has in effect a Key Employees' Stock Option Plan ("Company Option Plan") with respect to its Common Stock, $.01 par value, which provides for the grant of either incentive stock options under Section 422 of the Internal Revenue Code or nonqualified options. (Incentive options must be granted at not less than 100% of fair market value at time of grant. Nonqualified options may be granted at not less than 85% of fair market value at time of grant.) Stock appreciation rights may also be granted under the Company Option Plan. In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Company's Stock Option Committee, may continue to be exercisable through up to 10 years after the date of grant, irrespective of the termination of the optionee's employment with the Company. See "Proposal to Approve the 1997 Employees' Stock Option Plan" below for a description of the proposed 1997 Employees' Stock Option Plan submitted for stockholder approval.

                                 DIRECTOR COMPENSATION

      The Company pays each director who is not an employee of the Company or a subsidiary of the Company the sum of $750 for each Board meeting attended. Directors also receive $250 for attending each committee meeting that coincides with a Board meeting and $500 for attendance at a committee meeting that does not coincide with a Board meeting. Directors who participate in telephonic board and/or committee meetings are paid one half the fee for attendance at such meetings. Out-of-pocket expenses involved in attendance are also reimbursed. Commencing January 1, 1997, in addition to meeting fees, outside directors are being paid an annual cash retainer of $5,000, payable in quarterly installments.

      The Company has a 1996 Director's Stock Participation Plan pursuant to which, on the first business day of January from January 1997 through January 2006, the Company issues, to each non-employee director who has been elected by the stockholders and has served at least one full year, a number of shares of the Company's Common Stock equal to the lesser of
(i) $15,000 divided by the per share fair market value of such stock on the date of issuance, or (ii) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the annual stock compensation described above shall be payable in shares on a pro-rata basis up to the time of termination. During fiscal 1997, an aggregate of 6,000 shares were issued under this plan (1,500 shares each to Messrs. Bolton, Leahey, Langton, and Van Benschoten).

                 REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

      This report of the Compensation and Stock Option Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The Committee is responsible for making recommendations to the Company's Board of Directors concerning the compensation of the Company's Chief Executive Officer and, based upon recommendations received from the Company's Chief Executive Officer, the compensation of the Company's other executive officers, consistent with employment contracts.

      The Company has a compensation program that consists of salary, performance bonus and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program which provides overall compensation competitive with that paid executives with comparable qualifications and experience. This is critical to attract and retain competent executives.

      The Company has an incentive compensation plan which is intended to provide a pool of dollars and is based upon the Company's achieving specific levels of profitability; however, no amounts have been paid pursuant to the plan (see page 11). In addition, the Committee from time to time may award individual executives bonuses based upon specific events that enhance the value of the Company. In fiscal 1997 the Committee awarded Mr. Stadler a bonus of $18,000 in recognition of his leadership.

      The Committee determines the granting of options under the Company Option Plan. This plan provides additional incentive to maximize stockholder value. The plan may also utilize vesting periods to encourage recipients of options to continue in the employ of the Company. The Company grants stock options to its executive officers and to a number of additional key employees.

                       Compensation and Stock Option Committee:

                                   George C.J. Bigar
                              Bruce E. Langton, Chairman
                                 Harry Van Benschoten


                                   PERFORMANCE GRAPH

      The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The graph below compares cumulative total return (assuming reinvestment of dividends, if any) on the Company's Common Stock for the five year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794) includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 1992 in the Company's Common Stock, the American Stock Exchange Market Index and a published SIC code index of public companies.


                              (I N S E R T    G R A P H)



                                   Fiscal Year Ending July 31,

                  1992       1993      1994       1995       1996      1997

Competitive
  Technologies,
  Inc.            $100.00    $ 78.82   $ 70.59    $ 57.06    $ 96.47   $103.53
Industry Index
  6794             100.00      90.20     97.04     185.64     367.76    397.27
Broad Market
  AMEX             100.00     109.20    111.91     135.72     138.92    165.10


                                 CERTAIN TRANSACTIONS

      Knowledge Solutions, Inc. ("KSI"), a development stage company, was formed in June, 1994 to develop and deliver interactive multimedia training using a process model developed at Lehigh University. The Company has a 33.7% voting interest in KSI. Messrs. Stadler and McPike are two of KSI's directors. Mr. Stadler is serving on a part-time interim basis as the chief executive officer of KSI and Mr. McPike is serving on a similar basis as the chief financial officer of KSI while a full-time management team is being sought for KSI. During KSI's most recent fiscal year, KSI earned $28,788 (which exceeded 5% of KSI's annual revenues) under a subcontract from the Company for services in producing and delivering a CD-ROM version of a handbook in connection with a government contract.

      In February, 1993, the Company acquired 80% of the stock of Competitive Technologies of PA, Inc. ("CTI-PA") from Lehigh University ("Lehigh") in exchange for unregistered shares of Common Stock of the Company. The exchange involved $750,000 worth of the Company's stock, priced in relation to average market value. An exclusive technology management contract was entered into between CTI and Lehigh through
September 1997 and was subsequently extended to                 .  In
addition, Lehigh will provide spouses and children of certain employees of CTI-PA, including Mr. Stadler, with full Lehigh tuition waivers at no cost to CTI-PA.


                SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Mr. Bolton failed to file on a timely basis one report required by
Section 16(a) of the Securities Exchange Act of 1934 with regard to one transaction in the Company's securities.


                             BOARD MEETINGS AND COMMITTEES

      During the last full fiscal year five (5) meetings of the Board of Directors of the Company were held. During the same period the executive committee met once, the compensation and stock option committee met twice, the audit committee met twice, and the nominating committee met once. No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board and committees of which he was a member.

      The function of the Executive Committee is to exercise subject to the limitations prescribed by Delaware law, the authority of the Board of Directors between meetings of the Board. The function of the audit committee is to review with the Company's auditors the scope and adequacy of the audit and the accounting practices, procedures and policies of the Company and to advise the management of the Company concerning the purchase, sale and retention of interest-bearing securities. The function of the compensation and stock option committee is to make recommendations to the Board of Directors with respect to compensation of officers and other employees of the Company and to exercise all of the powers of the incentive compensation committee as well as to grant options under and administer the Company Option Plan and to determine the number of shares of the Company's Common Stock to be contributed to the Company's Retirement Plan. The function of the nominating committee is to make recommendations to the Board with respect to candidates for director of the Company. (The nominating committee will consider nominees recommended by stockholders; no special procedures need to be followed in submitting such recommendations.)


              PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                    TO INCREASE AUTHORIZED NUMBER OF COMMON SHARES

      The Board of Directors has unanimously adopted a resolution declaring it advisable to amend Article Fourth of the Company's Restated Certificate of Incorporation to increase the total number of shares of Common Stock which the Company shall have authority to issue from 7,964,080 to 20,000,000.

      The authorized number of shares of Common Stock would be increased by 12,035,920 as a result of the proposed amendment. The Company currently has 5,956,403 shares of Common Stock outstanding, 94,000 shares of Common Stock reserved for issuance under the Directors' Stock Participation Plan, 9,015 shares reserved for issuance under the Employees' Common Stock Retirement Plan, 25,346 shares reserved for issuance under the Company Option Plan, 31,500 shares reserved for issuance upon exercise of warrants, and 275,000 shares reserved for issuance (subject to stockholder approval) under the 1997 Option Plan. Thus, there remains a balance of only 1,572,816 shares of Common Stock available for all other corporate purposes. If the proposed amendment is approved, there will be 13,608,736 shares of Common Stock available for such purposes.

      Approval of the proposed amendment will enable the Board of Directors of the Company, without the necessity of stockholder approval unless otherwise required under applicable law, regulation or exchange listing agreement, to issue additional shares of Common Stock when needed for the raising of capital, acquisitions, stock splits and dividends, stock options and other corporate purposes. At the present time there are no negotiations or commitments which would involve the issuance of any shares of Common Stock except those already reserved for issuance as described above.

      The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of the holders of Common Stock. Nonetheless, any issuance of additional shares of Common Stock could, among other things, have a dilutive effect on earnings per share of Common Stock, on the voting rights of present stockholders, and on the equity of present holders of Common Stock. In addition, depending on the circumstances, the issuance of Common Stock could have the effect of delaying, preventing or influencing a change in control of the Company and could make more difficult the removal of the present management.
The issuance of additional shares of Common Stock could, depending on the circumstances, have the effect of blocking a take-over of the Company and thereby depriving the present stockholders of a premium price for their shares.

Vote Required for Approval; Board Recommendation:

      The vote required for approval of the amendment to the Restated Certificate of Incorporation to increase the authorized shares of Common Stock is the affirmative vote of a majority of the outstanding shares of the Company's Common and Preferred Stock entitled to vote thereon, voting together as one class, and a majority of the outstanding shares of Common Stock (as a separate class) entitled to vote thereon.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                          APPROVAL OF THE PROPOSED AMENDMENT.


       PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO
                            AUTHORIZE 5,000,000 SHARES
                       OF UNDESIGNATED CLASS A PREFERRED STOCK

      Article Fourth of the Company's Restated Certificate of Incorporation currently authorizes the Company to issue 7,964,080 shares of Common Stock and 35,920 shares of Preferred Stock (which Preferred Stock is referred to in this section of the Proxy Statement as the "Existing Preferred Stock"). The terms of the Existing Preferred Stock, of which 2,427 shares are currently outstanding, are set forth in the Restated Certificate of Incorporation and may not be changed except by formal amendment of the Restated Certificate of Incorporation. The Company does not presently intend to issue any additional shares of Existing Preferred Stock.

      The Board of Directors of the Company has unanimously adopted a resolution declaring it advisable to amend Article Fourth of the Company's Restated Certificate of Incorporation to authorized the issuance of 5,000,000 shares of a new class of "undesignated" or "blank check" preferred stock (the "Class A Preferred Stock"). The text of the proposed amendment to the Restated Certificate of Incorporation is attached as Exhibit B to this Proxy Statement, and attention is directed to said Exhibit for a more complete understanding.

      The Board believes it advisable to authorize such shares of Class A Preferred Stock to have them available, among other things, for issuance in connection with financing alternatives, acquisitions and general corporate purposes, including public or private offerings of shares for cash. The Board has made no determination with respect to the issuance of any shares of Class A Preferred Stock and has no present commitment, arrangement or plan which would require the issuance of such additional shares of Class A Preferred Stock in connection with an equity offering, merger, acquisition or otherwise.

      The terms "undesignated preferred stock" or "blank check preferred stock" refer to stock for which the board of directors of a corporation may fix or change the terms, including without limitation: (i) the division of such shares into series; (ii) the dividend or distribution rate; (iii) the dates of payment of dividends or distributions and the dates from which they are cumulative; (iv) liquidation price; (v) redemption rights and price; (vi) sinking fund requirements; (vii) conversion rights; (viii) restrictions on the issuance of additional shares of any class or series; (ix) preferences; (x) voting rights; and
(xi) other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.

      As a result, the Board of Directors of the Company will, in the event of the approval of this proposal by the stockholders, be entitled to authorize the creation and issuance of up to 5,000,000 shares of Class A Preferred Stock in one or more series with such terms, limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization by the Company's stockholders (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which the Company's securities are then listed).

      The holders of shares of Class A Preferred Stock will have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof; provided, however, that the shares, if not convertible into Common Stock, will not have more than one vote per share, except as otherwise required by law, and if convertible into Common Stock will not have more votes per share than they would have if they were so converted, except as otherwise required by law. The Board of the Company will have the right to establish the relative rights of the Class A Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company as compared with such rights applicable to the Common Stock, the Existing Preferred Stock and any other series of Class A Preferred Stock.

      Article Fourth of the Company's Restated Certificate of
Incorporation will continue to provide that no holder of any class of stock of the Company shall have any preemptive rights to acquire any shares of any class of stock or other securities of the Company.

      It is not possible to state the effect of the authorization of the Class A Preferred Stock upon the rights of holders of Common Stock or the Existing Preferred Stock until the Board determines the terms relating to one or more series of Class A Preferred Stock. However, such effects might include without limitation: (i) the reduction of amounts otherwise available for payment of dividends on Common Stock or the Existing Preferred Stock, to the extent dividends are payable on any issued shares of Class A Preferred Stock, (ii) restrictions on dividends on Common Stock or the Existing Preferred Stock if dividends on Class A Preferred Stock are in arrears, (iii) dilution of the voting power of the Common Stock and the Existing Preferred Stock and dilution of net income and net tangible book value per share of Common Stock as a result of any such issuance, depending on the number of shares issued and the purpose, terms and conditions of the issuance, and (iv) the holders of Common Stock and the Existing Preferred Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of Class A Preferred Stock.

      Although the Company has no present commitment, arrangement or plan for the issuance of the Class A Preferred Stock, the authorized but unissued shares of such Class A Preferred Stock could be used to make a takeover or change in control in the Company more difficult. Under certain circumstances, rights granted upon issuance of shares of the Class A Preferred Stock could be used to create voting impediments or to discourage third parties seeking to effect a takeover or otherwise gain control of the Company. The issuance of Class A Preferred Stock could have the effect of delaying, preventing or influencing a change in control of the Company and could make more difficult the removal of the present management. The issuance of Class A Preferred Stock, depending on the terms of such stock and the circumstances surrounding its issuance, could have the effect of blocking a take-over of the Company and thereby depriving the present stockholders of a premium price for their shares.

Vote Required for Approval; Board Recommendation:

      The vote required for approval of the amendment to the Restated Certificate of Incorporation to authorize the issuance of undesignated Class A Preferred Stock is the affirmative vote of a majority of a outstanding shares of the Company's Common Stock and Existing Preferred Stock entitled to vote thereon, voting together as one class.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                APPROVAL OF THE PROPOSED AMENDMENT.


       PROPOSAL TO APPROVE THE 1997 EMPLOYEES' STOCK OPTION PLAN

      The Board of Directors has adopted, subject to stockholder approval, a proposal to establish the 1997 Employees' Stock Option Plan (the "1997 Option Plan"). A complete copy of the 1997 Option Plan is attached to this Proxy Statement as Exhibit A and attention is directed to said Exhibit for a more complete understanding.

      On November 12, 1997, the last reported sale price of the Company's Common Stock on the American Stock Exchange, on which the Company's
Common Stock is listed, was $         per share.

      Approximately 30 Company employees (including all executive officers of the Company) and employees of subsidiaries of the Company would be eligible to receive options if the 1997 Option Plan is approved by the stockholders.

Description of Proposed 1997 Option Plan

      The 1997 Option Plan will provide for the grant of either incentive stock options under Section 422 of the Internal Revenue Code or nonstatutory options.

      The committee which will administer the 1997 Option Plan (the "Committee") will consist of not less than two directors, none of whom is eligible to receive an option. Committee members will be non-employee directors as defined by applicable SEC rules and outside directors as defined by Internal Revenue Code regulations. Subject to any limitations imposed by the Board of Directors of the Company and the terms of the 1997 Option Plan, the Committee periodically will determine which employees of the Company or its subsidiaries will receive options under the 1997 Option Plan, the type of option, the number of shares covered by the option, the per share purchase price and the terms of the option, which may include limited transferability of nonstatutory options to certain family members. Options shall not otherwise be transferable other than by will or the laws of descent and distribution.

      The proposed 1997 Option Plan provides that payment in full for shares purchased under an option shall be made in cash (including check) at the time the option is exercised or, with the consent of the Committee, (i) by tendering shares of the Company's Common Stock owned at least six months and valued at the fair market value of such shares on the date the option is exercised, or (ii) by requesting the Company to withhold from issuance that number of shares having a fair market value of such shares on the date of exercise equal to the exercise price.

      The number of shares with respect to which options may be granted under the 1997 Option Plan will be 275,000 shares, subject to adjustment in certain events. Any shares covered by options which, for any reason, expire or are terminated may be re-optioned under the 1997 Option Plan.

      The 1997 Option Plan provides that the option price of incentive and nonstatutory stock options shall be not less than 100% of the fair market value of the stock at the time of grant. The maximum term of any option under the 1997 Option Plan is ten years from date of grant, and the 1997 Option Plan contains provisions with respect to earlier termination upon termination of employment. In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Committee may continue to be exercisable through up to ten years after the date of grant, irrespective of the termination of the optionee's employment with the Company.

      In the case of specified executive officers of the Company, the number of option shares granted in a fiscal year to any such officer shall not exceed 100,000 shares. In the case of incentive options, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive options are exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

      Members of the Committee are appointed by the Company's Board of Directors and serve at the pleasure of the Board. The Board may at any time amend or discontinue the 1997 Option Plan, provided that no Board action may increase the number of shares available for option (except to adjust for stock splits, etc.), reduce the option price below 100% of fair market value at date of grant, or change the requirements for eligibility to participate in the 1997 Option Plan. No options may be granted under the 1997 Option Plan after September 30, 2007.

Federal Income Tax Consequences

      On exercise of nonstatutory options, the difference between the option price and the fair market value of the stock on the measuring date (normally the date on which the option is exercised), will be taxable as ordinary income to the optionee and will be deductible by the Company as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

      An exchange of Common Stock in payment of the option price in the case of nonqualified options is considered a tax-free exchange by the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

      With respect to incentive stock options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will result to the optionee upon the granting or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price may be subject to alternative minimum tax), and in the event of any sale thereafter any amount realized in excess of his cost will be taxed as long-term capital gain and any loss sustained will be long-term capital loss. In such case, the Company will not be entitled to a deduction for federal income purposes in connection with the issuance or exercise of the option. A disqualifying disposition will occur if the optionee makes a disposition of such shares within two years from the date of the granting of the option or within one year after the transfer of such shares to him. If a disqualifying disposition is made, the difference between the option price and the lesser of (i) the fair market value of the stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

      An exchange of Common Stock in payment of the option price in the case of an incentive stock option, if the exchange is not a disqualifying disposition of the stock exchanged, is considered to be tax-free. Under proposed regulations, a number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

      An exchange of statutory option stock to acquire other stock on exercise of an incentive stock option is a taxable recognition transaction with respect to the stock disposed of if the minimum statutory holding period for such statutory option stock has not been met. Statutory option stock includes stock acquired through exercise of a qualified stock option, an incentive stock option, a restricted stock option or an option granted under an employee stock purchase plan. If there is such a premature disposition, ordinary income is attributed to the optionee (and will be deductible by the Company) to the extent of his "bargain" purchase on acquisition of the surrendered stock; and the post-acquisition appreciation in value of such stock is taxed to him as a short-term capital gain if held for less than the applicable holding period for long-term capital gain, or long-term capital gain if held for such applicable holding period, and will not be deductible by the Company.

      A portion of the excess of the amount deductible by the Company over the value of options when issued may be subject to the alternative minimum tax imposed on corporations.

      The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change and assume that the optionee has not purchased any shares of the Company within six months prior to the exercise in question at a purchase price less than the market price of shares on the date of exercise. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax effects which may accrue to optionees or the Company.

Vote Required for Approval; Board Recommendation:

      The vote required for approval of the 1997 Option Plan is a majority of the shares of holders Common and Preferred Stock (voting as a single class) present, or represented and entitled to vote at a meeting at which a quorum (the holders of a majority of the Company's outstanding shares of Common and Preferred Stock) is present in person or by proxy.

      The Board of Directors believes that it is desirable to establish the 1997 Option Plan in order to maintain and improve the Company's ability to attract and retain key personnel and to serve as an incentive to such personnel to make extra efforts to contribute to the success of the Company's operations.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                           APPROVAL OF THE 1997 OPTION PLAN


                       INFORMATION REGARDING INDEPENDENT PUBLIC
                                      ACCOUNTANTS

      Coopers & Lybrand L.L.P. served as independent public accountants for the fiscal year ended July 31, 1997, and has been selected by the Board of Directors to serve for the current year. It is expected that a representative of said firm will be present at the annual meeting with the opportunity to make a statement if he desires to do so and that such representative will be available to respond to appropriate questions.


                               PROPOSALS OF STOCKHOLDERS

      Proposals of stockholders intended to be presented at the next annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than July 15, 1998.


                                        GENERAL

      The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies. The Company has retained __________ to assist in the solicitation of proxies and anticipates that the fees of such firm will be approximately $________ plus expenses.

      The Company will provide without charge (except for exhibits) to any record or beneficial owner of its securities, on written request, a copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended July 31, 1997, including the financial statements and schedules thereto.
Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits. Written requests should be directed to Frank R. McPike, Jr., Secretary of the Company, at 1960 Bronson Road, Post Office Box 340, Fairfield, Connecticut 06430.

      The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of the Company.

                                                 Frank R. McPike, Jr.

                                                 Secretary

Dated:  November 12, 1997





                                                                        PROXY
                            COMPETITIVE TECHNOLOGIES, INC.

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 19, 1997


      The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints GEORGE M. STADLER and FRANK R. McPIKE, JR., each with full power of substitution, as attorneys and proxies to vote all of the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Friday, December 19, 1997 at 9:00 A.M. local time at the Norwalk Inn, 99 East Avenue, Norwalk, Connecticut 06851, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for the transaction of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the November 12, 1997 Proxy Statement for said meeting:

1.    Election of Directors:

      [ ]   FOR all nominees listed below         [ ]    WITHHOLD AUTHORITY to
            (except as marked to the                     vote for all nominees
            contrary below)                              listed below


INSTRUCTION:      To withhold authority to vote for any individual nominee,
                  strike a line through nominee's name in the list below.

      George C.J. Bigar, Michael G. Bolton, Bruce E. Langton, H.S. Leahey, Frank R. McPike, Jr., John M. Sabin, George M. Stadler, Harry Van Benschoten.

2. Approval of Amendment to Restated Certificate of Incorporation increasing authorized number of common shares from 7,964,080 to 20,000,000

      [ ]   FOR                [ ]   AGAINST           [ ]    ABSTAIN

3. Approval of Amendment to Restated Certificate of Incorporation authorizing 5,000,000 shares of undesignated Class A Preferred stock.

      [ ]   FOR                [ ]   AGAINST           [ ]    ABSTAIN

4.    Approval of 1997 Employees' Stock Option Plan

      [ ]   FOR                [ ]   AGAINST           [ ]    ABSTAIN


                               (continued and to be signed on reverse side)

(continued from other side)

      A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present then that one, shall have and exercise all of the powers of said Proxy Committee.

      This proxy will be voted as directed but if no direction is indicated it will be voted FOR the election of the nominees named in proposal (1) and FOR proposals (2), (3) and (4), inclusive as described herein. On other matters that may come before said meeting, this proxy will be voted in the discretion of the above-named Proxy Committee.

                                   _______________________________________

                                   _______________________________________
                                         (Signature of Stockholder)

                                   DATE: __________________________, 1997

                                   Note: Please sign exactly as your name or names appear above. If the stock is registered in the name of more than one person, the proxy should be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.